ACQUISITIONS	12 Months Ended
Dec. 29, 2018
ACQUISITIONS
ACQUISITIONS

NOTE 2. ACQUISITIONS

        On June 23, 2017, we completed the stock acquisition of Yongle Tape Ltd. ("Yongle Tape"), a China-based manufacturer of specialty tapes and related products used in a variety of industrial markets, from Yongle Tape's management and Shaw Kwei & Partners.

        On May 19, 2017, we completed the stock acquisition of Finesse Medical Limited ("Finesse Medical"), an Ireland-based manufacturer of healthcare products used in the management of wound care and skin conditions, from Finesse Medical's management.

        On March 1, 2017, we completed the net asset acquisition of Hanita Coatings Rural Cooperative Association Limited and stock acquisition of certain of its subsidiaries ("Hanita"), an Israel-based pressure-sensitive manufacturer of specialty films and laminates, from Kibbutz Hanita Coatings and Tene Investment Funds.

        The aggregate purchase consideration for these acquisitions (the "2017 Acquisitions") was approximately $340 million. The 2017 Acquisitions were funded through cash and existing credit facilities.

        The 2017 Acquisitions were not material, individually or in the aggregate, to our Consolidated Financial Statements.

        On August 1, 2016, we completed the acquisition of the European business of Mactac ("Mactac") from Platinum Equity through the purchase of Evergreen Holdings V, LLC. The total consideration for this acquisition, net of cash received, was approximately $220 million, which we funded primarily through existing credit facilities. This acquisition was not material to our Consolidated Financial Statements.